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                                                                    Exhibit 10.2

           DATED                 22ND AUGUST                    2005
           ---------------------------------------------------------



                             THE KENT COUNTY COUNCIL

                                       and

                                 GENZYME LIMITED


           ---------------------------------------------------------

                                DEED OF VARIATION

                                       of

                          LEASE dated 19th January 2001
                        re: 50 Gibson Drive, Kings Hill,
                               West Malling, Kent

           ---------------------------------------------------------

                               Ref: LS/A/88154/17

                        wp ref: BEACH/DOCUMENTS/dov88154

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THIS DEED is made the 22nd day of AUGUST 2005 BETWEEN (1) THE KENT COUNTY
COUNCIL of County Hall Maidstone Kent ME14 1XQ ("the Landlord") and (2) GENZYME LIMITED of 50 Gibson Drive Kings Hill West Malling Kent ME19 4AF ("the Tenant")

1 DEFINITIONS AND INTERPRETATION

In this deed:

1.1 "the Lease" means a lease dated 19th January 2001 and made between (1) Liberty Property Limited Partnership (2) the Tenant and (3) Kings Hill Estate Management Company Limited

1.2 the clause headings do not form part of this deed and shall not be taken into account in its construction or interpretation

2 RECITALS

2.1     This deed is supplemental to the Lease

2.2     The parties desire to alter the terms of the Lease as mentioned below

3 ALTERATIONS TO TERMS

It is mutually agreed that as from the date hereof the amendments and variations set out in the Schedule hereto shall be deemed to have been made to the Lease and that the Lease shall henceforth be read and construed with such amendments and variations

4 CONFIRMATION OF THE LEASE

The Lease shall continue in full force save as modified by this deed and shall from the date hereof operate as if the amendments and variations contained in this deed were incorporated in lieu of the provisions for which they are substituted and the covenants conditions and provisions of the Lease shall have effect as though the amendments and variations contained in this deed had been originally contained in the Lease

IN WITNESS of which this deed has been executed the day and year first before written

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                                  THE SCHEDULE

1. Clause 8 shall be amended so that the date of 23 June 2011 shall be inserted instead of 24 June 2006

2.      In Clause 8 the words "a sum equivalent to ..... preceding the Break
        Date" in the 7th and 8th lines shall be replaced with "the sum of two hundred twenty thousand pounds"

3. The rent firstly reserved for the year commencing on 24 June 2005 shall be two hundred twelve thousand five hundred pounds (exclusive of VAT)

4. The rent firstly reserved for the year commencing 24 June 2006 and thereafter shall be two hundred twenty thousand pounds (exclusive of VAT) subject to review as mentioned in paragraph 5 hereof

5. The Rent Review Date (as defined in the Lease) shall be amended so that the date of 23 June 2011 shall be inserted instead of 24th June 2006

THE COMMON SEAL of
THE KENT COUNTY COUNCIL
was hereunto affixed in the
presence of:-

         /s/ illegible
------------------------------------
An Authorised Signatory


THE COMMON SEAL of
GENZYME LIMITED
was hereunto affixed in
the presence of:-


Director                  /s/ Paul J. O'Connor
                       ------------------------



Director/Secretary:         /s/ T. Harrow
                       ------------------------


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                 DATED             22nd AUGUST             2005
                 ----------------------------------------------


                             THE KENT COUNTY COUNCIL


                                       and

                                 GENZYME LIMITED


                 ----------------------------------------------

                               AGREEMENT FOR LEASE

                 50 Gibson Drive, Kings Hill, West Malling, Kent

                  ---------------------------------------------


                               Ref: LS/A/88154/17
                        WP Ref: BEACH/LEASES/agrlse 88154

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THIS AGREEMENT FOR LEASE made the 22nd day of August 2005 BETWEEN THE KENT
COUNTY COUNCIL of County Hall Maidstone Kent ME14 1XQ ("the Landlord") of the one part and GENZYME LIMITED of 50 Gibson Drive Kings Hill West Malling Kent ME19 4AF ("the Tenant") of the other part WHEREBY it is agreed as follows:

1.      DEFINITIONS AND INTERPRETATIONS:

1.1 "the Premises" means the premises described in the Lease dated 19th January 2001 made between (1) Liberty Property Limited Partnership (2) the Tenant and (3) Kings Hill Estate Management Company Limited as varied by a Deed of Variation dated 2005 amending the terms of that Lease ("the Lease")

1.2 "Completion Date" means 24th June 2011 (subject to the Proviso contained in clause 2.1 hereof)

1.3 The Clause headings do not form part of this Agreement and shall not be taken into account in its construction or interpretation

2.      GRANT AND COMPLETION

2.1 The Landlord shall with full title guarantee grant and the Tenant shall accept a new lease of the Premises on the Completion Date on the same terms and conditions as are contained in the Lease save for the variations set out in the Schedule hereto and mentioned in clause 5.2 hereof PROVIDED that the Tenant shall have by the Completion Date served written notice on the Landlord that the Tenant desires to take the new lease but if the Tenant shall not serve the notice then the provisions of this Agreement shall automatically determine and become void and of no further effect on 24th June 2011

2.2 The new lease shall be completed on the Completion Date at the offices of the Landlord's solicitor or such other place as the Landlord's solicitor shall reasonably require

2.3 At any time on or after the Completion Date any party being ready and willing to complete the new lease and perform its other obligations under this Agreement may (but without prejudice to any other available rights or remedy) by notice to the other invoke the provisions of Clause 2.4

2.4 Within 10 working days after service of such a Notice (excluding the day of service) the new

                                       -1-
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        lease shall be completed and the parties shall perform their obligations under this Agreement and time shall be of the essence of this provision

3.      VACANT POSSESSION AND RENT

3.1 Vacant possession of the demise of the Premises shall be given to the Tenant on completion of the new lease

3.2 If the new lease is completed rent shall be payable in accordance with the terms of the new lease

3.3 The Tenant shall on or before completion of the new lease pay to the Landlord all arrears of rent and service charge due to the Landlord under the Lease

3.4 If the new Lease is completed the Landlord shall waive the requirements of clause 4.21 of the Lease (yield up) provided identical provisions are included in the new Lease and any other obligations to reinstate works or alterations on the part of the Tenant whether under the Lease or any document supplemental to it shall be postponed to the expiry or sooner determination of the new Lease

4.      DAMAGE

4.1 No damage to or destruction of the Premises or any part of them occurring after the date of this Agreement however occasioned shall in any way affect the obligations of the parties under this Agreement

5.      TITLE AND CONDITION

5.1 The Tenant having previously been in occupation of the Premises shall not raise any requisitions or objections in respect of the Landlord's title

5.2 The Premises shall be demised subject to all matters set out in the Lease (as subsequently varied) (as if they were repeated in full in the new lease with such modifications as are necessary to make them applicable to the new lease) and all matters registered or capable of registration as Local Land Charges and the Tenant admits that it has entered into this Agreement with Notice of the same and shall raise no objection requisition or enquiry in respect thereof

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5.3     The Tenant has entered into this Agreement with Notice of the actual state and condition of the Premises and shall take the same as they are

6.      NO ASSIGNMENT POSSESSION ETC

6.1 The Tenant shall not assign underlet charge or otherwise deal with the benefit of this Agreement in whole or in part and the Landlord shall not be obliged to grant the new lease to any person other than the Tenant except that the Tenant may assign the benefit of this Agreement to any person body or company to whom it shall have assigned or sublet the Demised Premises by the Lease in accordance with the provision of clauses 4.10 and 4.11 of the Lease

6.2 This Agreement is an executory Agreement only and shall not operate to be or be deemed to operate as a demise of the Premises

6.3 From the expiration of the Lease and until completion of the new lease (if there shall be a gap) the Tenant shall be the Tenant-at-Will of the Landlord in respect of the Premises subject to all covenants and conditions on the part of the Tenant contained in the new lease

7.      NOTICES AND NON-MERGER

7.1 Any notice served in accordance with this Agreement shall be in writing and may (in addition to any other effective mode of service) be sent by registered or recorded delivery post to the relevant party

7.2 Any notice given by or to any party in accordance with this Agreement may be given by or to that party's solicitors

7.3 To the extent that they remain to be observed and performed all of the provisions of this Agreement shall continue in full force and effect notwithstanding completion of the new Lease

8.      EXCLUSION OF SECTIONS 24 TO 28 OF THE 1954 ACT

8.1 Pursuant to Section 38A(1) of the Landlord and Tenant Act 1954 as inserted by the Regulatory Reform (Business Tenancies) (England and Wales) Order 2003 ("the Order") the parties agree that the provisions of Sections 24 to 28 inclusive of the Landlord and Tenant Act 1954 shall be excluded in relation to the new lease

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8.2     For the purposes of Section 38A(3) of the Landlord and Tenant Act 1954
        as inserted by the Order and Schedule 2 to the Order the parties confirm that:

        8.2:1 the Landlord served on the Tenant on 28 June 2005 a notice in the form or substantially in the form set out in Schedule 1 to the Order in relation to the tenancy to be created by the new lease before the Tenant entered into this Agreement

        8.2:2 Paul O'Connor who was duly authorised by the Tenant to do so made in relation to the notice referred to in clause 8.2:1 above a statutory declaration dated 7 July 2005 in the form or substantially in the form set out in paragraph 8 of Schedule 2 to the Order before the Tenant entered into this Agreement

8.3 The Tenant confirms that Paul O'Connor was duly authorised to make the statutory declaration referred to in clause 8.2:2 above on its behalf

8.4 The new lease shall contain an agreement in similar terms to clause 8.1 above and the parties shall serve all such notices and complete all such declarations and other documents and carry out all such procedures as shall at that time be necessary to enable such an agreement to be validly entered into

                                  THE SCHEDULE

1. The Lease shall be between the parties hereto or their successors in title

2. The Term shall be from and including 24th June 2011 to and including 23rd June 2016

3. The rent for the new lease shall be two hundred twenty thousand pounds per year or such rent as shall be determined in accordance with the provisions for rent review on 23rd June 2011 contained in the Lease [but the procedure therefore shall commence at any time after 25th December 2010 by the Landlord suggesting to the Tenant the amount of the new rent]


SIGNED:             /s/ illegible
           ----------------------------------------


For and on behalf of the Landlord

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Authorised Signatory


SIGNED:     /s/ Paul J. O'Connor
        -------------------------------


For and on behalf of the Tenant

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